FIRST GEORGIA HOLDING, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 16, 2000

The undersigned shareholder of First Georgia Holding, Inc. (the "Company") hereby appoints B.W. Bowie, Terry K. Driggers, and Roy K. Hodnett, as proxies with full power of substitution, acting by majority or by any of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main offices of First Georgia Bank, at 1703 Gloucester Street, Brunswick, Georgia on Tuesday, January 16, 2000 at 5:00 P.M. Eastern Standard Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL ONE: Election of Directors

_________FOR all nominees listed ________WITHHOLD AUTHORITY

below (except as marked to To vote for all

to the contrary below) nominees listed below

PROPOSAL TWO: Approval of the First Georgia Holding, Inc. 2000 Stock Incentive Plan

________FOR _________AGAINST ________ABSTAIN

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

JAMES D. MOORE D. LAMONT SHELL M. FRANK DELOACH, III

This Proxy will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

Dated: ________, 2000

___________________________

Signature of Shareholder

____________________________

Additional signature (if held jointly)

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or custodian please indicate the capacity in which you are acting. Please mark, date and sign the Proxy, then return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE RETURN PROXY BY JANUARY 13, 2000

FIRST GEORGIA HOLDING, INC.

1703 Gloucester Street

Brunswick, Georgia 31520

(912) 267-7283

December 15, 2000

To the Shareholders of FIRST GEORGIA HOLDING, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 16, 2000 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, and the Company's 2000 Annual Report.

The principal business of the meeting will be to elect the Company's Class III Directors to serve a term of three years and to approve the First Georgia Holding, Inc. 2000 Stock Incentive Plan. We will also review the operations of the Company and the Bank for the past year.

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

Very truly yours,

Henry S. Bishop

Chairman

FIRST GEORGIA HOLDING, INC.

1703 Gloucester Street

Brunswick, Georgia 31520

(912) 267-7283

NOTICE OF ANNUAL MEETING

To be Held on January 16, 2000

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 16, 2000 at 5:00 p.m. Eastern Standard Time at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect the Class III Directors to serve a term of three years.

(2) To approve the First Georgia Holding, Inc. 2000 Stock Incentive Plan.

(3) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on December 1, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

BY ORDER OF THE BOARD OF DIRECTORS

Henry S. Bishop

Chairman

FIRST GEORGIA HOLDING, INC.

1703 Gloucester Street

Brunswick, Georgia 31520

PROXY STATEMENT

INTRODUCTION

Time and Place of Meeting

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Georgia Holding, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on January 16, 2000 at 5:00 PM, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, and at any adjournments thereof.

Record Date and Meeting Date

The close of business on December 1, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the form of proxy were first mailed to shareholders on or about December 18, 2000. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with specifications made by the shareholder. If the form of proxy is signed and returned, but specifications are not made, the proxy will be voted FOR the election of directors.

Number of Shares Outstanding

As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock") authorized, of which 7,713,733 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors. You can revoke your proxy by delivering to G.F. Coolidge, III, Secretary of the Company, at the Company's address as listed above, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present if a majority of the outstanding shares of common stock are present in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. To be elected, a director must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more directors, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. If any nominee for election to the Board of Directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors. The affirmative vote of a majority of the outstanding shares present, or represented and entitled to vote, at the Annual Meeting is required for approval of the First Georgia Holding, Inc. 2000 Stock Incentive Plan.

Effect of Abstentions

A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any proposal will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against given matter.

Effect of Broker Non-Votes

Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. At each Annual Meeting of shareholders, Directors elected to succeed those in the Class whose terms then expire are elected for three-year terms so that the term of office of one class of Directors expires each year. The terms of Directors in the first Class (I) expire at the 2002 Annual Meeting; the terms of Directors in the second Class (II) expire at the 2003 Annual Meeting; and the terms of Directors in the third Class (III) expire at the 2001 Annual Meeting.

The Board of Directors proposes that James D. Moore, D. Lamont Shell and M. Frank Deloach, III be elected as Class III Directors to serve a term of three years.

The following table set forth on the following page shows for each Director (a) his class and term of office, (b) his name, (c) his age at December 31, 2000, (d) the year he was first elected as a Director of the Company, (e) any positions held by him with the Company or the Bank other than as a Director, and (f) his business experience for the last five years:

Director Nominees

Class III

Term to Expire at the 2001 Annual Meeting
Name	Age	Year First Elected	Positions with Company and Business Experience
James D. Moore	65	1988	President, J.D. Moore, Inc. (A petroleum jobber)
D. Lamont Shell	68	1994	President, Glynn Electric Supply Company (a wholesale Electrical supply company)
M. Frank Deloach	41	1997	Partner, Culver & DeLoach (a real estate development company); Partner, North End Partners (a real estate development company); Director, Kids Way, Inc. ( a business training company for young people)

Incumbent Directors

Class I

Term to Expire at the 2002 Annual Meeting
Name	Age	Year First Elected	Positions with Company and Business Experience
B.W. Bowie*	72	1994	Retired Senior Vice President, General Manager and Director of Federal Paperboard Company, Montvale, New Jersey (a company which manufactures paper products)
Terry K. Driggers	46	1995	President, Driggers Construction Company ( a commercial construction company)
Roy K. Hodnett	80	1995	President, T.H.E. Island Group, T.H.E. Hotel Group, T.H.E. Island Inn ( a real estate management company)

*Mr. Bowie is also a director of Gravure Packing Company.

Class II

Term to Expire at the 2003 Annual Meeting
Name	Age	Year First Elected	Positions with Company and Business Experience
Henry S. Bishop	58	1988	Chairman of the Board; President of the Company; President and CEO of the Bank
E. Raymond Mock	66	1988	Owner, Piggly Wiggly food stores of St. Simons Island and Nahunta

Meetings and Committees

During the year ended September 30, 2000, the Board of Directors of the Company held two (2) meetings. During the same period, the Board of Directors of the Bank held twelve (12) meetings. During his term as a director during 2000, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Boards of Directors of the Company and the Bank, and (b) the total number of meetings held by Committees of which he was a member.

The Board of Directors of the Company has not established any standing committees. The Board of Directors of the Bank, however, has established various standing committees, including an Audit Committee and a Compensation Committee.

The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company and the Bank by regulatory agencies and independent auditors, (b) determining that the Company and the Bank have adequate administrative, operating and internal accounting controls and that they are operating in accordance with prescribed procedures, and (c) serving as an independent party in the review of the financial information of the Company and the Bank prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are M. Frank Deloach III, Terry Driggers, James D. Moore, Raymond Mock, Jr. and D. Lamont Shell, all of whom are independent directors. The Audit Committee meetings are called by the Audit Committee Chairman or the Company's internal auditor. During 2000, the Audit Committee met four (4) times.

The Audit Committee Report dated November 20, 2000 confirms that the Audit Committee has reviewed and discussed the financial statements for the fiscal year ended September 30, 2000 with management, has discussed with the independent auditors the matters required to be discussed by SAS 61, has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard Number 1, and has discussed with the independent accountant the independent accountant's independence. Further, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000. A copy of the Audit Committee Report is attached as Appendix A to this Proxy Statement.

The Board of Directors of the Company has adopted a written charter for the Audit Committee which is attached as Appendix B to this Proxy Statement.

The Compensation Committee's functions are to review the compensation of all employees and make its recommendations regarding compensation to the full Board of Directors. The Board of Directors also awards discretionary bonuses to employees generally at the end of the Bank's fiscal year based on the Bank's performance for the year and the recommendation of the Compensation Committee. The current members of the Compensation Committee are B.W. Bowie, Roy Hodnett, and E. Raymond Mock, Jr. The Compensation Committee meetings are called by the Compensation Committee Chairman or the President of the Bank. During fiscal year 2000, the Compensation Committee did not meet.

The Bank does not currently have a standing nominating committee.

OWNERSHIP OF STOCK

Principal Holders of Stock

On December 1, 2000, the Company had 7,713,733 shares of Stock outstanding, which were held by 318 shareholders of record. The following table sets forth the persons who beneficially owned, as of December 1, 2000, more than 5% of the outstanding shares of Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.
Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Total (1)
Henry S. Bishop 1703 Gloucester Street Brunswick, GA 31520	948,026(2)	11.69%
James A. Bishop P.O. Box 1396 Brunswick, GA 31520	776,897(3)	9.58%
Roy K. Hodnett Box 1 St. Simons Island, GA 31522	805,920(4)	9.94%

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 397,970 shares, resulting in total outstanding shares of 8,111,703.

(2) Consists of 750,726 shares held of record by Mr. Bishop, 17,300 held by a company in which Mr. Bishop has a controlling interest and an aggregate of 180,000 shares subject to presently exercisable options.

(3) Consists of 352,726 shares held of record by Mr. Bishop, 255,215 shares held of record by Mr. Bishop's spouse, 5,692 shares held of record by their minor child, and 163,264 shares held of record by James A. Bishop Trustee a Professional Corporation Target Benefit Pension Plan dated 11/15/81.

(4) Consists of 664,121 shares held of record jointly by Mr. Hodnett and his spouse, 37,167 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 88,606 held of record by the Roy and Anne Hodnett Family Trust, and 16,026 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

Stock Owned by Management

The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each existing Director of the Company and by all Directors and executive officers of the Company as a group as of December 1, 2000. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Total (1)
Henry S. Bishop 1703 Gloucester Street Brunswick, GA 31520	948,026(2)	11.69%
B.W. Bowie 16 Kings Way St. Simons Island, GA 31522	494,799(3)	6.10%
M. Frank Deloach 110 Harrison Pointe Dr. St. Simons Island, GA 31522	2,250	0.03%
Terry K. Driggers 112 River Way Brunswick, GA 31520	48,934	0.60%
Roy K. Hodnett Box 1 St. Simons Island, GA 31522	805,920(4)	9.94%
E. Raymond Mock 4003 Riverside Drive Brunswick, GA 31520	56,952	0.70%
James D. Moore P.O. Box 1078 Brunswick, GA 31520	57,795	0.71%
D. Lamont Shell P.O. Box 1279 Brunswick, GA 31521	9,312	0.12%
All Directors and Executive Officers as a Group (9 persons, All of whom are also shareholders)	2,683,779(5)	33.09%

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 397,970 shares, resulting in total outstanding shares of 8,111,703.

(2) Consists of 750,726 shares held of record by Mr. Bishop, 17,300 held by a company in which Mr. Bishop has a controlling interest and an aggregate of 180,000 shares subject to presently exercisable options.

(3) Consists of 360,139 shares held of record by Mr. Bowie and 5,639 shares held of record by his minor child.

(4) Consists of 664,121 shares held of record jointly by Mr. Hodnett, 37,167 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 88,606 held of record by the Roy and Anne Hodnett Family Trust, and 16,026 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

(5) Includes an aggregate of 277,970 shares subject to presently exercisable options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, its directors, executive officers, and greater than 10% of shareholders complied during 2000 with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The table set forth below shows for each executive officer of the Company (a) the person's name, (b) his age at December 31, 2000, (c) the year he was first elected as an officer of the Company (which was organized in 1988), and (d) his present positions with the Company and the Bank and other business experience for the past five years if he has been employed by the Company or the Bank for less than five years.
Name	Age	Year First Elected	Positions with Company and the Bank
Henry S. Bishop	58	1988	Chairman of the Board, President and Chief Executive Officer of the Company and the Bank
G.F. Coolidge	51	1991	Secretary/Treasurer of the Company; Executive Vice President and Chief Operating Officer of the Bank

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth the total compensation paid to each executive officer where cash compensation exceeded $100,000 in fiscal 1999.

Summary Compensation Table
Annual Compensation
Name and Principal Position	Year	Salary	Bonus	All Other Compensation
Henry S. Bishop Chief Executive Officer	2000	172,500	33,185	10,809(1)
	1999	172,500	29,501	5,000(1)
	1998	172,500	19,413	5,000(1)

G.F. Coolidge, III Executive Vice President	2000	87,400	16,815	2,950(2)
	1999	87,400	14,948	2,476(2)
	1998	87,400	10,080	2,622(2)

  Consists of contributions of $4,809 by the Bank to the 401(k) account of Mr. Bishop and $6,000 in directors' fees.

  Consists of contributions by the Bank to the 401(k) account of Mr. Coolidge.

Both Mr. Bishop and Mr. Coolidge received certain other benefits from the Bank. The total value of the benefits was less than 10% of his annual salary and bonus.

The following tables contain, with respect to the persons named in the Summary Compensation Table, information concerning the number of stock options exercised in the last fiscal year, the number currently held, the number currently exercisable, and the value of the exercisable options.

Aggregated Option Exercises in the Last Fiscal Year
Name	Shares Acquired on Exercise (#)	Value Realized
Henry S. Bishop	506,250	$1,817,437
G.F. Coolidge	151,875	$487,519

(1) Calculated by subtracting the exercise price from the market value of the stock at the date of exercise.
Name	Number of Unexercised Options at 9/30/00 #Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at 9/30/00(1) $Exercisable/Unexercisable
Henry S. Bishop	180,000/0	$0/0
G.F. Coolidge	97,970	$124,542/0

(1) Calculated by subtracting the exercise price from the market value of the Stock at September 30, 2000 and multiplying the resulting figure by the number of shares subject to in-the-money options.

Compensation of Directors

The Bank pays each director $500 per Board meeting for his service as a Bank Director. Each director also receives an additional $100 per Bank Committee meeting attended. Directors of the Company are not separately compensated for their service as Directors of the Company nor for their service as members of committees.

Certain Other Transactions

The Company's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them, have engaged in banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals since October 1, 1999 (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rate, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

James A. Bishop, an attorney and a principal shareholder of the Company, and Henry S. Bishop, President of the Company, are brothers. For the year ended September 30, 2000, the Bishop Law Firm received legal fees of $71,585 from the Company or the Bank for general representation.

PROPOSAL TWO

APPROVAL OF THE 2000 STOCK OPTION PLAN

On December 18, 2000, the Board of Directors of the Company adopted the First Georgia Holding, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), subject to approval of the shareholders of the Company. At the annual meeting, shareholders will be asked to consider and vote on the approval and adoption of the Stock Incentive Plan. The Board of Directors believes that the granting of stock options will assist the Company in its efforts to attract and retain highly qualified persons to serve as officers and employees.

The Board of Directors has reserved 825,000 shares of Stock for issuance under awards that may be made under the Stock Incentive Plan, subject to adjustment as provided in the Stock Incentive Plan.

Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), restrict the Company's ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified options under Code Section 162(m).

The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Appendix C.

Terms of the Stock Incentive Plan

Administration

The Stock Incentive Plan will be administered by a subcommittee of the Board of Directors whose members are selected by the Board (the "Administrative Committee"). When appointing members to the Administrative Committee, the Board of Directors will consider the advisability of complying with the disinterested standards contained in both Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Administrative Committee will have at least two members. At the present time, the Compensation Committee of the Board of Directors acts as the Administrative Committee. The Administrative Committee has the authority to grant awards under the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan.

The Stock Incentive Plan provides for indemnification of members of the Administrative Committee by the Company for all expenses, settlement amounts and amounts paid in satisfaction of judgments incurred as a result of the defense of any legal action arising with respect to the Stock Incentive Plan as a result of a member's position on the Administrative Committee. However, a member of the Administrative Committee will not be indemnified for expenses incurred if such member shall be determined in a court proceeding to have been negligent or engaged in misconduct in the performance of his or her duties.

Stock Options

The Stock Incentive Plan permits the Administrative Committee to make awards of options to purchase shares of Stock and tax reimbursement payments to eligible officers and employees of the Company and its affiliates. These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons. The Stock Incentive Plan permits the Administrative Committee to make awards of incentive stock options and nonqualified stock options (collectively, "Stock Options").

The number of shares of Stock as to which any Stock Option is granted and to whom any Stock Option is granted will be determined by the Administrative Committee, subject to the provisions of the Stock Incentive Plan. Stock Options may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. Stock Options generally are not transferable or assignable during a holder's lifetime.

The Administrative Committee will determine whether a Stock Option is an incentive stock option or a nonqualified stock option at the time the option is granted, and the option will be evidenced by a stock option agreement. Stock Options may be made exercisable on terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. The Administrative Committee also may accelerate the times at which a Stock Option may be exercised subsequent to its grant. No eligible employee may be granted during any single calendar year rights to shares of Stock under Stock Option which, in the aggregate, exceed 500,000 shares.

The exercise price of a Stock Option will be set forth in the applicable stock option agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Stock on the date of the grant nor less than 110% of the fair market value if the participant owns more than 10% of the outstanding Stock of the Company or any subsidiary. At the time an incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Stock purchased to identify them as shares of Stock purchased upon the exercise of an incentive stock option. Nonqualified stock options may be made exercisable at a price no less than 100% of the fair market value of the Stock on the date that the option is granted. The Administrative Committee may permit an option exercise price:

    to be paid in cash; or
    by the delivery of previously-owned shares of Stock; or
    to be satisfied through a cashless exercise executed through a broker; or
    by having a number of shares of Stock otherwise issuable at the time of exercise withheld.

The Administrative Committee also may authorize financing by the Company to assist a participant with payment of the exercise price.

The term of a Stock Option will be specified in the applicable stock option agreement. The term of any incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Stock of the Company or any subsidiary will not be exercisable after the expiration of five years from the date the option is granted. Subject to any further limitations in a stock option agreement, in the event of a participant's termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if termination of employment is due to death or disability, up to one year may be substituted for the three-month period.

Tax Reimbursement Payments

The Administrative Committee may make cash tax reimbursement payments designed to cover tax obligations of recipients that result from the exercise of a Stock Option.

Termination of Stock Options

The terms of a particular Stock Option may provide that they terminate, among other reasons:

    upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company;
    upon a specified date;
    upon the holder's death or disability; or
    upon the occurrence of a change in control of the Company.

Stock Options may include exercise rights for a holder's estate or personal representative in the event of the holder's death or disability. At the Administrative Committee's discretion, Stock Options that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of a Stock Option and to the provisions of the Stock Incentive Plan.

Reorganizations

The number of shares of Stock reserved for issuance in connection with the grant of a Stock Option, the exercise price of a Stock Option and the annual limit on the number of shares of Stock that may be granted to any employee during a calendar year are subject to adjustment in the event of any recapitalization of the Company or similar event effected without the receipt of consideration.

In the event of specified corporate reorganizations, Stock Options may be assumed, substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Administrative Committee, provided that the adjustment is not inconsistent with the terms of the Stock Incentive Plan or any agreement reflecting the terms of a Stock Option. The Company may also use the Stock Incentive Plan to assume obligations previously incurred in favor of persons who are eligible to participate under the Stock Incentive Plan.

Amendments or Termination

The Stock Incentive Plan may not be amended in any material respect or terminated by the Board of Directors without shareholder approval. However, the Board of Directors also may condition any other amendment not materially affecting the Stock Incentive Plan upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No amendment or termination by the Board of Directors may adversely affect the rights of a holder of a Stock Option without the holder's consent.

Benefits to Named Executive Officers and Others

As of December 18, 2000, no Stock Options have been granted under the Stock Incentive Plan. The Administrative Committee has not yet made any determination as to which eligible participants will be granted Stock Options under the Stock Incentive Plan in the future.

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

Incentive Stock Options

A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of Stock purchased upon exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Stock and the amount for which he or she sells the Stock. If the participant does not sell the shares of Stock during the two-year period from the date of grant of the incentive stock option and one-year period from the date the Stock is transferred to him or her, the gain will be capital gain, and the Company will not be entitled to a corresponding deduction. If the participant sells the shares of Stock at a gain prior to that time, the difference between the amount the participant paid for the Stock and the lesser of fair market value on the date of exercise or the amount for which the Stock is sold will be taxed as ordinary income. If the participant sells the shares of Stock for less than the amount he or she paid for the Stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

Nonqualified Options

A participant will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Stock on the date the option is exercised over the price paid for the Stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the period shares of Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of Stock to the Company.

Shareholder Approval

The Board of Directors seeks shareholder approval of the adoption of the Stock Incentive Plan and the reservation of 825,000 shares of Stock for the issuance of Stock Options under the Stock Incentive Plan because approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any nonqualified options granted under the Stock Incentive Plan.

Approval of the Stock Incentive Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Stock present, or represented and entitled to a vote, at the annual meeting. Proxies received which contain no instructions to the contrary will be voted for the approval of the adoption of the Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF THE ADOPTION OF THE

STOCK INCENTIVE PLAN

SHAREHOLDER PROPOSALS

Any proposal which an eligible shareholder wishes to have presented at the next annual meeting of shareholders, expected to be held in January, 2002, must be received at the main office of the Company, 1703 Gloucester Street, Brunswick, Georgia 31520, no later than August 16, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is suggested that any such proposals be sent by certified mail, return receipt requested. Failure to submit such a proposal in a timely basis will enable the proxies appointed by management to exercise their discretionary voting authority when the proposal is raised at the annual meeting of shareholders without any discussion of the matter in the proxy statement.

ACCOUNTING MATTERS

Deloitte & Touche, LLP, Jacksonville, Florida, independent certified public accountants, audited the financial statements of and provided various services to the Company and the Bank as of and for the year ended September 30, 2000. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors and approval of First Georgia Holding, Inc. 2000 Stock Incentive Plan, or any matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

EXPENSES AND SOLICITATION OF PROXIES

All expenses of the proxy solicitation will be paid directly or indirectly by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

AVAILABLE INFORMATION

Shareholders may obtain, without charge, a copy of the 2000 Annual Report on Form 10-KSB of the Company. Written requests should be addressed to:

Todd Lightfoot

First Georgia Holding, Inc.

P.O. Box 2257

Brunswick, GA 31521

APPENDIX A

FIRST GEORGIA BANK

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. During fiscal year 2000, the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of a new director of internal audit. The Committee reviewed with both the independent and the internal auditors their audit plans, scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of internal audit examinations.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the Independent auditors have the responsibility for the examination of those statements.

Based on the above mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Date: 11/20/00                                                                     Committee Members: Henry Bishop

Lamont Shell

B.W. Bowie

Roy Hodnett

J.D. Moore

Terry Driggers

E.R. Mock

APPENDIX B

First Georgia Bank

Audit Committee Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of First Georgia Bank (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the NASDAQ. The Committee shall maintain free and open communication with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all Company books, records, facilities, and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner, and the director of internal audit.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management, and the internal auditors.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

    Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

    Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

    Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationship that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

    Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB, if becomes applicable Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-KSB).

    Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

    Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

  Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-QSB, if becomes applicable Form 10-Q, prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole, with the Committee chair in person, or by telephone.)

  Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget, and staffing.

  Discussing with management, the internal auditors, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

  Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

APPENDIX C

FIRST GEORGIA HOLDING,INC

2000 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

FIRST GEORGIA HOLDING, INC.

2000 STOCK INCENTIVE PLAN

SECTION 1 DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) "Board of Directors" means the board of directors of the Company.

(b) "Cause" has the same meaning as provided in the employment agreement between the Participant and the Company or an affiliate on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or an affiliate, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant's service with the Company or an affiliate, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the premises of the Company or an affiliate during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or an affiliate are party.

(c) "Change in Control" means any one of the following events which may occur after the date the Stock Incentive is granted:

(1) the acquisition, directly or indirectly, by any individual, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (a "Person"), together with any affiliates or related parties of such Person, within any twelve (12) month period of securities of the Company or its bank affiliate which represent an aggregate of twenty percent (20%) or more of the combined voting power of the Company's or its bank affiliates' outstanding securities;

(2) within any twelve-month period the persons who were directors of the Company immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) relating to the election of directors shall be deemed to be an Incumbent Director;

(3) a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

(4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party.

(d) "Company" means First Georgia Holding, Inc., a corporation organized under the laws of the State of Georgia as a bank holding company.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

(g) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(h) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(i) "Fair Market Value" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair maket value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(j) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

(k) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(l) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

(m) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(n) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(o) "Participant" means an individual who receives a Stock Incentive hereunder.

(p) "Plan" means the First Georgia Holding, Inc. 2000 Stock Incentive Plan.

(q) "Stock" means the Company's common stock, $1.00 par value per share.

(r) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(s) "Stock Incentives" means, collectively, Incentive Stock Options and Non-Qualified Stock Options.

(t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      "Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and any affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2 THE STOCK INCENTIVE PLAN

2.1 Purpose of the Plan.  The Plan is intended to (a) provide incentives to officers and employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and its affiliates and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company and its affiliates; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2 Stock Subject to the Plan.  Subject to adjustment in accordance with Section 5.2, 825,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option.

2.3 Administration of the Plan.  The Plan shall be administered by the Committee. The members of the Committee shall consist solely of at least two (2) members of the Board of Directors. During those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board of Directors shall consider the advisability of whether each Committee member shall qualify as an "outside director" as defined in Treasury Regulation Section 1.162-27(e) as promulgated by the Internal Revenue Service and a "non-employee director" as defined in Rule 16(b)-3(b)(3) as promulgated under the Exchange Act. The Committee shall have full authority in its discretion to determine the officers and employees of the Company to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan.  The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  The Committee's decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

In addition to such other rights of indemnification that they may have as directors of the Company and as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses (including attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of the action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the action, suit or proceeding.

2.4 Eligibility and Limits.  Stock Incentives may be granted only to officers and employees of the Company and its affiliates; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or a Subsidiary.  In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s), except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) of the Code and the regulations thereunder, for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to any individual may not exceed 500,000, subject to adjustment in accordance with Section 5.2. In applying this limitation, if an Option, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant, as the case may be, against the affected employee's 500,000 limit for the appropriate calendar year.

SECTION 3 TERMS OF STOCK INCENTIVES

3.1 General Terms and Conditions.

(a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

(b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

(c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

(d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the "Change in Control Price"). For purposes of this Subsection, Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price to the extent the Option is exercisable in accordance with the terms of the Option and the Plan.

(e) Unless otherwise permitted by the Committee with respect to Non-Qualified Stock Options, Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

(f) No Stock Incentive shall have a term that extends beyond the tenth anniversary of the date the Stock Incentive was granted.

3.2 Terms and Conditions of Options.  Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option.  At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

(a) Option Price.  Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement.  With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Non-Qualified Stock Option, the Exercise Price per share shall be no less than Fair Market Value.

(b) Option Term.  The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c) Payment.  Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a stockholder.

(d) Conditions to the Exercise of an Option.  Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e) Termination of Incentive Stock Option.  With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, up to one (1) year may be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4 RESTRICTIONS ON TRANSFERS OF STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement.  During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2 The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

SECTION 5 GENERAL PROVISIONS

5.1 Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy the minimum required federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2 Changes in Capitalization; Merger; Liquidation.

(a)  The number of shares of Stock reserved for the grant of Options, the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option and the number of shares of Stock subject to the annual limit in Section 2.4, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the assumption of other awards, the substitution of new awards, the termination (with or without a cash-out payment) or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

(c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3 Cash Awards.  The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4 Compliance with Code.  All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

5.5 Right to Terminate Service.  Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an officer, employee or director of the Company or affect the right of the Company to terminate the Participant's service at any time.

5.6 Restrictions on Delivery and Sale of Shares; Legends.  Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected.  If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws.  The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8 Termination and Amendment of the Plan. The Board of Directors may not amend the Plan in a manner that materially changes the provisions of the Plan or terminate the Plan without obtaining stockholder approval; provided however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such amendment or termination without the consent of the holder of a Stock Incentive shall adversely affect the rights of the holder of such Stock Incentive.

5.9 Stockholder Approval.  The Plan must be submitted to the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Incentive Stock Option granted hereunder will be void.

5.10 Choice of Law.  The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this ___ day of ___________________, 2000.

FIRST GEORGIA HOLDING, INC.

By:

Title:

ATTEST:

Secretary

[CORPORATE SEAL]